Exhibit 23.1


                           SUBSIDIARIES OF THE COMPANY



                                         ----------------------------
                                            China Automotive Systems
                                          ----------------------------
                                                        |
                                                        |
                                         ------------------------------
                                                     (100%)
                                         Great Genesis Holdgins Limited
                                         ------------------------------
                                                        |
                                                        |
                                     -------------------------------------
                                                     (100%)
                                     Ji Long Enterprise Investment Limited
                                     -------------------------------------
                                                        |
                                                        |
-----------------------------------------------------------------------------------------------------------------------
        |                       |                       |                         |                        |
-----------------  ------------------------  ------------------------  ----------------------  ------------------------
      (42%)                    81%                     55%                      (51%)                    (51%)
   Jin Henglong      Shashi Jiulong Power    Shenyang Jinbei Henglong  Zhejiang Henlong & VIE  Jingzhou Henglong Fulida
     Co. Ltd.      Steering Company Limited     Automotive Steering     Pump Company Limited       Textile Co., Ltd.
 Automotive Parts          ("Jiulong")       Systems Company Limited         ("Zhejang")              ("Jingzhou")
   ("Henglong)                                     ("Shenyang")
-----------------  ------------------------  ------------------------  ----------------------  ------------------------